SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                              March 30, 2001
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                     (Date of earliest event reported)


                         Commonwealth Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


       Pennsylvania                    0-27942                  23-2828883
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                           Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                     19401
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(Address of principal executive offices)                           (Zip Code)


                                (610) 251-1600
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              (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)














Item 5.  OTHER EVENTS

    On March 30, 2001, Commonwealth Bancorp, Inc. (the "Company") announced that its subsidiary, Commonwealth Bank, has completed the previously announced sale of the Pennsylvania and Maryland loan production offices of its residential mortgage division, ComNet Mortgage Services, to American Home Mortgage Holdings, Inc. of Melville New York. For additional information, reference is made to the Asset Purchase Agreement by and between American
Home Mortgage and Commonwealth Bank dated February 8, 2001 and the Press Release, dated March 30, 2001, which are attached hereto as Exhibits 10 and 99 and are incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:

         10 Asset Purchase Agreement by and between American Home Mortgage Corp. and Commonwealth Bank dated February 8, 2001

         99        Press Release dated March 30, 2001



















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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                COMMONWEALTH BANCORP, INC.





Date: April 2,  2001            By:  /s/Charles M. Johnston
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                                     Charles M. Johnston
                                     Chief Financial Officer















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